UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Evoke Pharma, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 27, 2016, for Evoke Pharma, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/evok. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2016 Annual Meeting and need YOUR participation.

If the you proxy want materials, to receive you a must paper request or e-mail one copy . There of is to no receive charge a paper to you package for requesting in time a for copy this . In year’s order annual before April meeting, 17, 2016 please . make this request on or

For a Convenient Way to VIEW Proxy Materials

and _

VOTE Online go to: www.proxydocs.com/evok

Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/evok

TELEPHONE (866) 648-8133

*E-MAIL paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send

a blank e-mail with the 12 digit control number

(located below) in the subject line. No other

requests, instructions or other inquiries should be

included with your e-mail requesting material.

SHARES

ACCOUNT NO.

Company Notice of Annual Meeting

Date: Wednesday, April 27, 2016 Time: 8:00 a.m. (Local Time)

Place: 12670 High Bluff Drive, San Diego, CA 92130

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1. To elect two (2) directors

Nominees 01 Malcolm R. Hill, Pharm D

02 Ann D. Rhoads

2. Proposal 2: Rati?cation of Selection of Independent Registered Public Accountants

3. Proposal 3: Approval of Amendment and Restatement of 2013 Equity Incentive Plan